Exhibit 99.45

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 September, 1998
           Series 1998-13, REMIC Multi-Class Pass-Through Certificates


Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                   $         700,739.08
                                                              ------------------
        (b)    Interest                                    $       5,487,005.27
                                                              ------------------
        (c)    Total                                       $       6,187,744.35
                                                              ------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                   $         613,849.45
                                                              ------------------
        (b)    Interest                                    $       4,796,539.21
                                                              ------------------
        (c)    Total                                       $       5,410,388.66
                                                              ------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                   $          86,889.63
                                                              ------------------
        (b)    Interest                                    $         690,466.06
                                                              ------------------
        (c)    Total                                       $         777,355.69
                                                              ------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                   $         395,429.05
                                                              ------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                   $       5,183,509.15
                                                              ------------------
        (b)    Interest                                    $          24,406.48
                                                              ------------------
        (c)    Total                                       $       5,207,915.63
                                                              ------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                      $               0.00
                                                              ------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                            $               0.00
                                                              ------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

12.     Pool Scheduled Principal Balance:                  $     895,333,592.37
                                                               -----------------

13.     Available Funds:                                   $      11,344,285.86
                                                               -----------------

14.     Realized Losses for prior month:                   $               0.00
                                                               -----------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       6,866.35
                                                                  --------------

18.      Total interest payments:                              $   5,064,608.58
                                                                  --------------

19. Interest
                                Unpaid Class
      Accrued Certificate    Interest Shortfalls    Interest
Class      Interest                                  Payable        Pay-out Rate
-----      --------          -------------------    -------        ------------
R     $               0.56   $             0.00   $        0.56    %7.080000000
PO    $               0.00   $             0.00   $        0.00    %0.000000000
A1    $         286,920.00   $             0.00   $  286,920.00    %6.750000000
A2    $         166,230.00   $             0.00   $  166,230.00    %6.750000000
A3    $         618,750.00   $             0.00   $  618,750.00    %6.750000000
A4    $         562,500.00   $             0.00   $  562,500.00    %6.750000000
A5    $         123,193.13   $             0.00   $  123,193.13    %6.750000274
A6    $         213,526.04   $             0.00   $  213,526.04    %6.249999951
A7    $         104,166.67   $             0.00   $  104,166.67    %6.250000200
A8    $         156,250.00   $             0.00   $  156,250.00    %6.250000000
A9    $         169,870.95   $             0.00   $  169,870.95    %6.249999885
A10   $         175,301.26   $             0.00   $  175,301.26    %5.956250078
A11   $          74,866.33   $             0.00   $   74,866.33    %2.543750021
A12   $         327,837.92   $             0.00   $  327,837.92    %6.056250014
A13   $         132,285.47   $             0.00   $  132,285.47    %9.425892272
A14   $         325,811.25   $             0.00   $  325,811.25    %6.750000000
A15   $         387,869.35   $             0.00   $  387,869.35    %6.156249923
A16   $          86,732.97   $             0.00   $   86,732.97    %9.040177538
A17   $          34,934.92   $             0.00   $   34,934.92    %8.890103211
A18   $          25,998.08   $             0.00   $   25,998.08    %9.249999704
A19   $         107,628.75   $             0.00   $        0.00    %6.750000000
A20   $         197,145.63   $             0.00   $  197,145.63    %6.456250036
A21   $          77,675.00   $             0.00   $   77,675.00    %7.631250384
A22   $         148,380.06   $             0.00   $  148,380.06    %6.406250128
A23   $          48,494.95   $             0.00   $   48,494.95    %8.075894110
A24   $         215,971.88   $             0.00   $  215,971.88    %6.750000156
A25   $          67,003.77   $             0.00   $   67,003.77    %6.456250045
A26   $          26,399.36   $             0.00   $   26,399.36    %7.631251310
RL    $               0.56   $             0.00   $        0.56    %6.720000000
M     $          93,825.00   $             0.00   $   93,825.00    %6.750000000
B1    $          40,573.13   $             0.00   $   40,573.13    %6.750000832
B2    $          22,820.63   $             0.00   $   22,820.63    %6.749998521
B3    $          20,286.56   $             0.00   $   20,286.56    %6.749999168
B4    $          10,141.88   $             0.00   $   10,141.88    %6.750003328
B5    $          15,216.50   $             0.00   $   15,216.50    %6.749999839

20.      Principal Distribution Amount:                        $   6,279,677.28
                                                                  --------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution     Accrual Amount
                                 ----------------------     --------------
        Class R                  $             100.00       $         0.00
        Class PO                 $           1,218.96       $         0.00
        Class A1                 $         525,330.34       $         0.00
        Class A2                 $         443,299.94       $         0.00
        Class A3                 $         947,719.16       $         0.00
        Class A4                 $         775,698.52       $         0.00
        Class A5                 $               0.00       $         0.00
        Class A6                 $               0.00       $         0.00
        Class A7                 $               0.00       $         0.00
        Class A8                 $               0.00       $         0.00
        Class A9                 $               0.00       $         0.00
        Class A10                $               0.00       $         0.00
        Class A11                $               0.00       $         0.00
        Class A12                $         229,932.29       $         0.00
        Class A13                $          59,612.08       $         0.00
        Class A14                $         293,537.85       $         0.00
        Class A15                $         197,327.46       $         0.00
        Class A16                $          50,891.39       $         0.00
        Class A17                $             156.00       $         0.00
        Class A18                $             111.58       $         0.00
        Class A19                $       2,834,245.84       $   107,628.75
        Class A20                $               0.00       $         0.00
        Class A21                $               0.00       $         0.00
        Class A22                $               0.00       $         0.00
        Class A23                $               0.00       $         0.00
        Class A24                $               0.00       $         0.00
        Class A25                $               0.00       $         0.00
        Class A26                $               0.00       $         0.00
        Class SUP                $               0.00       $         0.00
        Class RL                 $             100.00       $         0.00
        Class M                  $          12,961.46       $         0.00
        Class B1                 $           5,604.98       $         0.00
        Class B2                 $           3,152.56       $         0.00
        Class B3                 $           2,802.49       $         0.00
        Class B4                 $           1,401.05       $         0.00
        Class B5                 $           2,102.08       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                            $              0.00
                                                               -----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                            $              0.02
                                                               -----------------

24.     Subordinate Certificate Writedown Amount:           $              0.00
                                                               -----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                           $              0.00
                                                               -----------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A10                %              5.95625008
         Class  A11                %              2.54375002
         Class  A12                %              6.05625001
         Class  A13                %              9.42589227
         Class  A15                %              6.15624992
         Class  A16                %              9.04017754
         Class  A17                %              8.89010321
         Class  A18                %              9.24999970
         Class  A20                %              6.45625004
         Class  A21                %              7.63125038
         Class  A22                %              6.40625013
         Class  A23                %              8.07589411
         Class  A25                %              6.45625005
         Class  A26                %              7.63125131

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                         $          64,286.79
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                 $         270,419.88
                                                                   -------------

 4.     Credit Losses for prior month:                     $               0.00
                                                                   -------------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.994484    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.005516
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President,
                                                     Investor Operations